UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2001

                      DIVERSIFIED PRODUCT INSPECTIONS, INC.
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             (Exact name of registrant as specified in its charter)


               Florida              0-25657                65-0877741
-----------------------------     -------------         -----------------------
(State or other jurisdiction      (Commission           (IRS Employer
   of incorporation)               file number)          Identification No.)


3 Main Street
Oakridge, TN                                                    37830
------------------------------------------                  ---------------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (423) 482-8480



                                       N/A
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          (Former name or former address, if changes since last report)


Copy of Communications to:

                                   Mintmire & Associates
                                   265 Sunrise Avenue, Suite 204
                                   Palm Beach, FL 33480
                                   Phone:(561) 832-5696
                                   Facsimile:(561) 659-5371






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     The  purpose  of  this  current  report  on  Form  8-K  is  to  change  the
Registrant's Certifying Accountant.

ITEM 4(a). CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On January 29, 2001 the Company notified its accountants, Frank L. Sassetti & Co. that they were being dismissed as the Company's independent auditors. The stated reasons were that Frank L. Sassetti & Co. is located in Oak Park, Illinois. The firm is therefore forced to send representatives to Tennessee, where the Company is headquartered, at the Company's expense. The Company prefers to have local accountants to save costs. The Company's Board of Directors made the decision to change accountants.

     Audited statements prepared by Frank L. Sassetti & Co. contained a going concern qualification but such financial statements did not contain any adjustment for uncertainties stated therein. The Company has had no disagreements with Frank L. Sassetti & Co. on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure.

     On January 29, 2001 the Company provided Frank L. Sassetti & Co. with a copy of this disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed. On January 29, 2001, the Company received a letter from Frank L. Sassetti & Co. that it agreed with the statements contained herein.

Item 4(b). Changes in Registrant's Certifying Accountant.

         On January 29, 2001, the Company engaged the firm of Coulter & Justus P.C. 900 South Gay Street, Suite 700, Knoxville, TN 37902-1819 as the Company's independent auditors. Such appointment was accepted by Sam Coulter, President of the firm. Prior to such engagement, the Company had not consulted Coulter & Justus P.C. on any prior matters, including any matters relative to the application of accounting principles or any subject of disagreement with Frank
L. Sassetti & Co.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.    Description
----------     ------------------------------------------------------------
3(i).1    [1]  Articles of Incorporation filed October 17, 1994

3(i).2    [1]  Articles of Amendment filed December 15, 1998.

3(i).3    [3]  Articles of Amendment changing the Company name from Shoe Crazy, Inc. to
               Diversified Product Inspections, Inc. filed May 19, 2000.

3(i).4    [3]  Articles of Amendment changing the name of the Company's subsidiary from
               Diversified Product Inspections, Inc. to Diversified Product Investigations, Inc.
               filed May 19, 2000.

3(ii).1   [1]  By-laws.

4.1       [2]  Share Exchange Agreement between the Company, Diversified Product Inspections,
               Inc. and the holders of 100% of the Common Stock of Diversified Product
               Inspections, Inc. dated March 13, 2000.

4.2       [4]  Common Stock Purchase Agreement with Thomson Kernaghan & Co., Ltd., as
               Agent dated July 2000.

4.3       [4]  Registration Rights Agreement with Thomson Kernaghan & Co., Ltd. dated July
               2000.

4.4       [4]  Agent's Warrant in favor of Thomson Kernaghan & Co., Ltd. dated July 2000.

4.5       [4]  Purchaser's Warrant in favor of Thomson Kernaghan & Co., Ltd. dated July 2000.

4.6       [5]  Form of Private Placement offering dated August 1, 2000.

10.1      [4]  Employment Agreement between the Company and Dean Madden dated September
               23, 2000.

10.2      [4]  Conversion by John Van Zyll of unpaid salary to shares of the Company's Common
               Stock.

10.3      [4]  Conversion by Marvin Stacy of unpaid salary to shares of the Company's Common
               Stock.

10.4      [4]  Conversion by Ann Furlong of unpaid salary to shares of the Company's Common
               Stock.

16.1      *    Letter on change of certifying accountant pursuant to Regulation SK Section
               304(a)(3) [1]

16.2      *    Letter dated January 29, 2001 from Frank L. Sassetti & Co.

-----------------------------------

[1] Incorporated herein by reference to the Company's Registration Statement on Form 10-SB filed March 29, 1999.
[2] Incorporated herein by reference to the Company's Current Report on Form 8K filed March 21, 2000.
[3] Incorporated herein by reference to the Company's Quarterly Report for the quarter ended March 30, 2000 on Form 10 QSB filed May 22, 2000.
[4] Incorporated herein by reference to the Company's Quarterly Report for the quarter ended September 30, 2000 on Form 10QSB filed November 20, 2000.
[5] Incorporated herein by reference to the Company's amended Quarterly Report for the quarter ended September 30, 2000 on Form 10QSB filed November 22, 2000.
*    Filed herewith

     (b) The Company filed a report on Form 8K on March 21, 2000 in connection with the Company's acquisition of Diversified Product Inspections, Inc., a Florida corporation.

          The Company filed a report on Form 8K on May 22, 2000 with the required financial statements pursuant to its first report on Form 8K filed March 21, 2000 and also changed its fiscal year to that of its subsidiary, December 31.

          The Company filed two (2) reports on Form 8KA on May 26, 2000.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             DIVERSIFIED PRODUCT INSPECTIONS, INC.
                                         (Registrant)


Date January 29, 2001     BY:     /s/ John Van Zyll
                                  --------------------------------
                             John Van Zyll, Chairman, President and Chief Executive Officer

                          BY:     /s/ Marvin Stacy
                                  --------------------------------
                             Marvin Stacy, Chief Operating Officer and Director

                          BY:     /s/ Ann Furlong
                                  --------------------------------
                             Ann Furlong, Secretary and Director

                          BY:     /s/ Dean Madden
                                  --------------------------------
                             Dean Madden, Chief Financial Officer, Treasurer and Director